Exhibit 99.9

LINCOLN INTERNATIONAL CORPORATION

PRO FORMA FINANCIAL STATEMENT
FOR DECEMBER 31, 2006 AND JUNE 30, 2007

Introduction to Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated statements of operations reflect adjustments to the Lincoln International Corporation historical statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007 to give effect to the transactions described below.

On September 12, 2007, Lincoln acquired all of the stock of Keep On Holdings Limited, a British Virgin Islands corporation, which is the sole shareholder of Suny Electronics (Shenzhen) Co., Ltd., a Chinese corporation. At the time of the acquisition, Lincoln was not engaged in any business activities. Pursuant to an exchange agreement, the sole shareholder of Keep On Holdings and his designees received a controlling interest in Lincoln. From the date of the acquisition, Lincoln's sole business was the business previously conducted by Suny Electronics. As part of the transaction, Lincoln purchased from the controlling stockholder 2,175,000 shares of common stock for $340,133, and repaid debt due to the controlling stockholder in the amount of $284,867. The acquired shares were cancelled. As a result, the transaction is accounted for as a reverse acquisition, with Suny Electronics as the accounting acquiror. The reverse acquisition which was completed on September 12, 2007, is treated in the pro forma financial statements as if it had occurred on January 1, 2006.

Contemporaneously with the reverse acquisition, Lincoln completed a financing pursuant to which it issued, for $4,000,000, (i) 3,703,704 shares of Lincoln’s series A convertible preferred stock, with each share of series A preferred stock being initially convertible into 7.5 shares of common stock, (ii) warrants to purchase 41,250,000 shares of common stock at $.17 1/3 per share, and (iii) warrants to purchase 45,000,000 shares of common stock at $.20 per share. Lincoln used $625,000 from this financing to purchase the stock from and pay obligations to the controlling stockholder.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of Lincoln International Corporation would have been assuming the transactions had been completed as set forth above, nor do they purport to represent Lincoln International Corporation's results of operations for future periods.

The following unaudited pro forma consolidated balance sheets reflect adjustments to the Lincoln International Corporation historical balance sheet at December 31, 2006 and June 30, 2007 to give effect to this reversemerger.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes to Suny Electronics (Shenzhen) Co., Ltd. which are included in this form 8-K and the historical financial statements of Lincoln International Corporation which are included with its filings to the SEC.

LINCOLN INTERNATIONAL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2007

	Suny	KOH	Lincoln	Total	Adjustments		Combined
	6/30/2007	6/30/2007	7/31/07

Cash unrestricted	864,408		30	864,438	(30)	A	4,239,408
					3,375,000
Cash restricted	254,873		-	254,873			254,873
Accounts receivable	2,119,489		-	2,119,489			2,119,489
Inventory	1,619,444		-	1,619,444			1,619,444
Prepaid expenses and other receivables	960,775		-	960,775			960,775

Total current assets	5,818,989	-	30	5,819,019	3,374,970		9,193,989

PPE	1,635,702	-	-	1,635,702			1,635,702

Long term RP receivable	-	48,000	-	48,000	(48,000)	R	-

Total assets	7,454,691	48,000	30	7,502,721	3,326,970		10,829,691

Short term loans	641,882		-	641,882			641,882
Accounts payable and accrued expenses	799,448		63,166	862,614	(63,166)	C	799,448
Advances and notes payable to related parties	-		219,026	219,026	(219,026)	C	-
Tax payable	145,943		-	145,943			145,943

Total current liabilities	1,587,273	-	282,192	1,869,465	(282,192)		1,587,273

Long tem RP payable	48,145		-	48,145			48,145

Common stock			261	261	8,532	B	8,575
					(218)	C
Preferred stock				-	3,703	C	3,703
Owners capital	1,265,767	50,000	-	1,315,767	(50,000)	R	-
					(1,265,767)	R
Additional paid in capital	298,979		1,918,361	2,217,340	(1,918,361)	A	5,211,921
					(8,532)	C
					3,653,707	C
					2,000	R
					1,265,767	R
Retained earnings restricted	198,550		-	198,550			198,550
Retained earnings unrestricted	3,807,932	(2,000)	(2,200,784)	1,605,148	1,918,592	A	3,523,479
					(261)	A
Other comprehensive income	248,045		-	248,045			248,045

Total equity	5,819,273	48,000	(282,162)	5,585,111	3,609,162		9,194,273

Total liabilities and equity	7,454,691	48,000	30	7,502,721	3,326,970		10,829,691

See Notes to Pro Forma Financial Statements

LINCOLN INTERNATIONAL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

	Suny	KOH	Lincoln	Total	Adjustments		Combined
	6 months to	6 months to	6 months to
	6/30/2007	6/30/2007	7/31/2007

Revenue	11,311,915			11,311,915			11,311,915
COS	(8,720,780)			(8,720,780)			(8,720,780)
Gross profit	2,591,135	-	-	2,591,135	-		2,591,135

Selling exp	140,033			140,033			140,033
G&A exp	484,606	-	39,249	523,855	(39,249)	A	484,606
Depreciation	33,149			33,149			33,149

Total operating exp	657,788	-	39,249	697,037	(39,249)		657,788

Income from operations	1,933,347	-	(39,249)	1,894,098	39,249		1,933,347

Interrest income (exp)	(14,418)		(9,659)	(24,077)	9,659	A	(14,418)
Other income (exp)	543			543			543

Income before tax	1,919,472	-	(48,908)	1,870,564	48,908		1,919,472
Tax	143,960	-		143,960			143,960
Net income	1,775,512	-	(48,908)	1,726,604	48,908		1,775,512

See Notes to Pro Forma Financial Statements

LINCOLN INTERNATIONAL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2006

	Suny	KOH	Lincoln	Total	Adjustments		Combined
	12/31/2006	12/31/2006	1/31/07

Cash unrestricted	134,991		595	135,586	(595)	A	3,509,991
					3,375,000	C
Cash restricted	-		-	-			-
Accounts receivable	1,947,319		-	1,947,319			1,947,319
Inventory	1,460,055		-	1,460,055			1,460,055
Prepaid expenses and other receivables	194,063		-	194,063			194,063

Total current assets	3,736,428	-	595	3,737,023	3,374,405		7,111,428

PPE	1,771,460		-	1,771,460			1,771,460

Long term RP receivable	-		-	-			-

Total assets	5,507,888	-	595	5,508,483	3,374,405		8,882,888

Short term loans	-		-	-			-
Accounts payable and accrued expenses	1,540,124		34,765	1,574,889	(34,765)	C	1,540,124
Advances and notes payable to related parties	-		199,126	199,126	(199,126)	C	-
Tax payable	-		-	-			-

Total current liabilities	1,540,124	-	233,891	1,774,015	(233,891)		1,540,124

Long tem RP payable	47,809		-	47,809			47,809

Common stock			261	261	8,532	B	8,575
					(218)	C
Preferred stock				-	3,703		3,703
Owners capital	385,854		-	385,854	(385,854)	R	-

Additional paid in capital	298,979		1,918,361	2,217,340	(1,918,361)	A	4,281,707
					(8,532)	B
					3,605,406	C
					385,854	R
Retained earnings restricted	198,550		-	198,550			198,550
Retained earnings unrestricted	2,912,334		(2,151,918)	760,416	1,918,027	A	2,678,182
					(261)	A
Other comprehensive income	124,238		-	124,238			124,238

Total equity	3,919,955	-	(233,296)	3,686,659	3,608,296		7,294,955

Total liabilities and equity	5,507,888	-	595	5,508,483	3,374,405		8,882,888

See Notes to Pro Forma Financial Statements

LINCOLN INTERNATIONAL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Suny	KOH	Lincoln	Total	Adjustments		Combined
	12 months to	12 months to	12 months to
	12/31/2006	12/31/2006	07/31/2007

Revenue	15,884,094			15,884,094			15,884,094
COS	(12,267,433)			(12,267,433)			(12,267,433)
Gross profit	3,616,661	-	-	3,616,661	-		3,616,661

Selling exp	249,187			249,187			249,187
G&A exp	878,598	-	56,600	935,198	(56,600)	A	878,598
Depreciation	75,202			75,202			75,202

Total operating exp	1,202,987	-	56,600	1,259,587	(56,600)		1,202,987

Income from operations	2,413,674	-	(56,600)	2,357,074	56,600		2,413,674

Interrest income (exp)	(1,879)		(18,315)	(20,194)	18,315	A	(1,879)
Other income (exp)	-			-			-

Income before tax	2,411,795	-	(74,915)	2,336,880	74,915		2,411,795
Tax	-	-	42	42	(42)	A	-
Net income	2,411,795	-	(74,957)	2,336,838	74,957		2,411,795

See Notes to Pro Forma Financial Statements

LINCOLN INTERNATIONAL CORPORATION
NOTES TO PROFORMA
FINANCIAL STATEMENTS

A	Eliminate Legal Acquirers assets and liabilities.

B	Record issuance of stock for reverse merger.

C	Record September 12, 2007 sale of preferred stock, purchase of common shares and their cancellation, and payment of acquired liabilities.

R	Reclass of subsidiary balances.